Exhibit 10.3

                             PARTICIPATION AGREEMENT


     THIS AGREEMENT is made and entered into as of this 15th day of August, 2003, by and between Pacific Charter Financial Services Corporation, a Nevada corporation ("Manager"), and Millenium Holding Group, Inc., 11 Knob Oak Drive, Henderson, Nevada 89052, a Nevada corporation ("Participant").

     A. Manager intends to organize the Pargro Performance(TM) Fund ("Fund") for the purpose of conducting a private placement ("Offering") on a best effort basis of up to $25 million of its securities and then applying the net proceeds towards the purchase of revenue participation certificates from five (5) participating private or public companies.

     B. Participant is in need of funds to grow its business and desires to sell a revenue participation certificate to the Fund in the amount and under the terms and conditions as set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the above parties agree as follows.

                                    Section 1
                          RESERVATION AND DUE DILIGENCE

1. Participant desires to sell and the Fund desires to purchase a Revenue Participation Certificate, as defined in Schedule 1, in the gross amount of Five Million Dollars (U.S.) ($5,000,000). After deduction of marketing and management costs Participant to receive approximately Four Million Dollars (U.S.) ($4,000,000).

     a. With signature to this Agreement, Participant shall wire transfer Fifty Thousand ($50,000) (U.S.), as a Reservation Fee, made payable to Pacific Charter Financial Services Corporation, which reserves the above amount of proceeds in the Offering.

2. Due Diligence. Participant agrees to provide Manager the documentation and information requested for its due diligence, as well as any additional requirements to produce the Offering documents on a timely basis, defined as within five (5) working days from date of request (See Due Diligence Questionnaire).

                                      1                                 ________
                                                                        Initial

                                   Section II
                   REVENUE PARTICIPATION AND OTHER OBLIGATIONS

1. Participant hereby agrees to pay a Royalty Interest payment of Eight Million Seven Hundred Fifty Thousand Dollars ($8,750,000) (U.S.), as defined in Schedule 1, representing One Hundred and Seventy-five Percent (175%) of Five Million Dollars ($5,000,000), in accordance to the purchased Revenue Participation
Certificate, as defined in Schedule 1, which shall be adjusted according to actual disbursement from the Fund. The Royalty Interest payment is based upon the following schedule in United States currency:

     a. Payment to begin the third quarter from receipt of funds, pro rata to the funds received. b. The projected Royalty Revenue Interest below is based upon the Participant's projected Gross Revenue:

                Year 1        Year 2        Year 3         Year 4        Accum
                ------        ------        ------         ------        -----
1st quarter                $  662,500     $ 662,500     $ 662,500
2nd quarter                   662,500       662,500       662,500
3rd quarter    $400,000       662,500       662,500       662,500
4th quarter     400,000       662,500       662,500       662,500
     Total     $800,000    $2,650,000    $2,650,000     $2,650,000    $8,750,000

2. Should shortfall exist in the payment of the Royalty Revenue Interest required to pay the obligation stated herein, Participant agrees to adjust payments to the Fund to meet the accumulated payments within the term of four years.

3. Upon completion of the payments in a and b above, Participant's obligations shall be considered paid in full.

4. Late Fees:

     a. Payments shall be made within ten days of each quarter. A Late charge of Five (5%) Percent shall be added to the quarterly payment that is paid after the tenth (10th) day.

5. Default:

     a. Should Participant default on payment of the Royalty Revenue Interest, as agreed to herein, Manager may attach or sell collateral and security without notice.


                                      2                                 ________
                                                                        Initial

                                   Section III
                          COLLATERAL AND SECURITIZATION

     Participant shall agree to provide collateral to secure the Royalty Revenue Interest as shown below. Requested Documentation to be delivered within Ten (10) days from signature to the Collateral Securitization Agreement .

1. The collateral shall be $15 million or three times the proceeds received from the fund.

     a. Preferred Shared: Based upon Participant's current market price of $2.25 per share, the collateral for this transaction shall be One Million (1,000,000 ) Preferred shares Authorized, there being only one class of Preferred stock. Each Preferred share shall be convertible to Seven and one-half (7.5) shares of common stock.

          (i) The Preferred shares shall be convertible at the option of the holder upon default.

          (ii) The Fund shall be placed in the First preferential position ahead of any and all debt and maintained in such position until paid in full.

          (iii)Participant hereby agrees to maintain the level of collateral of three (3) times the proceeds received, which shall be revised annually from the date funds are received.

                                   Section IV
                    DISBURSEMENTS, ORDINARY AND EXTRAORDINARY

     Manager in order to properly conduct its fiduciary responsibilities to Participant and Fund investors has established the following:

1. Participant shall augment its business plan and budget disbursement plan on a schedule with the funds requested herein, as accepted by Manager. When funds are disbursed Manager will use its best efforts to meet the schedule of Ordinary Expenditures.

     a. Should an Extraordinary Expenditure occur, Participant may apprise Manager with 30 days notice and appropriate backup documentation. Extraordinary expenditures will be processed in accordance to fund availability.

2. Participant shall be required to provide financial statements, receivable and payable aging, detailed sales and marketing reports, as follows:

     a. Private Companies: Participant shall provide Monthly "unaudited" financial statements (by the 10th of each Month from signature hereto), and Quarterly and Annual "audited financial statements (within 30 days of each Quarter).

     b. Public Companies: If publicly traded and reporting, Participant shall provide Monthly "unaudited" financial statements (by the 10th of each Month from signature hereto), and audited annual financial statements within 90 days of fiscal year end. Further, Participant to deliver to Manager copies of any and all audits prepared by its own auditors, or any and all regulatory authorities reported to in the course of its business, within the time frame specified thereby.

                                      3                                 ________
                                                                        Initial

          i. If the Public Company is non-reporting with regard to regulatory authorities, Participant, in addition to providing Monthly "unaudited" financial statements (by the 10th of each Month from signature hereto), agrees to provide Quarterly and Annual "audited financial statements (within 30 days of each Quarter or time agreed upon with Manager) .

     c. Detailed sales and marketing results, and receivable and payable aging, will be required to be received no later than the 10th of month.

     d. In the event Participant is late in payment (defined as two consecutive quarters) or reporting (defined as 30 days late), Manager may request Participant provide daily or weekly reports of receivables and other financial information together with sales and marketing activity.

     e. Manager shall have the right to audit with reasonable notice to Participant, at Manager's cost.

                                    Section V
                           DUTIES AND RESPONSIBILITIES
1. Manager.

     Pre Funding.
     a. Complete the due diligence of Participant and information required for Private Placement.

     b. Prepare documentation, including but not limited to the Private Placement Offering, Collateral Securitization Agreement and Disbursement Agreement with each Participant.

     c. Obtain a Selling Agreement with one or more NASD Broker Dealers.

     d. Set up presentations, as needed, to NASD broker dealers and market makers.

     e. Establish accounting and audit overview of Participants not inconsistent with the rules and regulations of the Securities and Exchange Commission and other regulatory agencies.

     Post Funding
     a. As Manager of Funds to receive and disburse proceeds of the Offering according to Participant's budget disbursement plan agreed upon.

          (i) Establish with Participant its disbursements, in accordance with budget, and

          (ii) Adjustments made in accordance to actual disbursement by Fund.

     b. Establish with Participant and audit its payback according to this Agreement, adjusted to actual proceeds of the Offering received.

     c. Act as Paymaster to fund Investors.

     d. Monthly newsletter to Participants and Royalty Interest Holders.

                                      4                                 ________
                                                                        Initial

2. Participant.

     Pre Funding.

     a. Provide information and documentation for due diligence, as noted in the Due Diligence Questionnaire, provided separately, and such additional information that may be requested for preparation of Offering, including projections, and current Financial Statements.

     b.  Provide  3-5  year   business  plan  adjusted  for  Fund  proceeds  and
     Participating Participation Certificate.

     c. Review current accounting procedures. Establish changes required by Manager and Participant's own auditor for internal accounting procedures not inconsistent with the rules and regulations of the Securities and Exchange Commission and other regulatory agencies.

     d. Review banking signatures to have two signatories.

     e. Participate with Fund in presentation, as needed, to NASD broker(s) and market makers.

     Post Funding.

     a. Begin immediately implementation of business plan.

     b. Begin execution of next phase funding requirements, if required.

     c. Provide Fund reporting as required

     d. Pay Royalty Revenue Interest to payback funds as agreed upon herein.

     e. Provide financial statements (see Section IV2(a)(b)(c)(d)(e).

                                   Section VI
                                     General

1. Right of Rejection. Manager shall have the right to reject any company seeking participation in the offering at its sole discretion.

2. This Agreement is deemed in full force and effect when countersigned by Manager and payment for the reserved units accepted. Once accepted, the Reservation Fee is non refundable.

3. Insurance. Participant shall obtain and maintain, at its own costs, from a Best rated insurance company, such standard industry insurance required in the operation of its business. Participant agrees to obtain Key Man insurance within 6 months and upon becoming a public corporation obtain and maintain Directors' Errors and Omission insurance.

4. Proprietary Information. The Parties to this Agreement agree that any proprietary information, whether patented, copyrighted or not, in existence now or developed during the course of this relationship shall remain proprietary and not disclosed to third parties without the other parties express approval. All matter of published information and the information provided for the Private Placement Offering shall not be deemed proprietary.

                                      5                                 ________
                                                                        Initial

5. Change of Control. Any management and/or majority shareholder change of control of Participating Company must be with the written approval of Manager, which shall not be unreasonably withheld. Said approval shall be required until full satisfaction of repayment as stated herein.

6 Actions and Termination by Manager and Fund.

     a. Pre Offering. After consummation of this Agreement, in the event Participant is deficient in providing information or documentation for due diligence, or required for the Offering (defined as 10 days from the date of each request), Manager shall notice Participant in writing of five (5) additional days to provide each request or be removed from the Offering. Upon later receipt of information or cure by Manager, at its sole discretion, Participant may be placed into a subsequent Offering.

          (i) In the event Manager obtains information that Participant has misled, made falsehoods or omitted facts that if provided Manager would not have accepted Company, Manager has the right to terminate and remove Participant from said Offering. Notice of such deficiency, falsehood or omission of fact shall be in writing. If the Participant is unable to provide satisfactory documentation to comply or cure within five (5) business days, Manager shall remove Participant from the Offering, and terminate this Agreement, in which case no refund will be made of Reservation fee or Printing cost paid.

     (b) Post Funding. The Fund will take the following action(s):

          (i) In the event that a Royalty Revenue Interest payment cannot be paid Participant shall notice Manager of its plan to pay said payment and interest. A Late charge penalty of Five (5%) Percent shall be included in the payment, if the Royalty Interest payment is not received within Ten days of the due date. An additional Two Percent (2%) shall be charged for each 10 day penalty thereafter or as agreed to.

          (ii) Should Manager obtain information that Participant has misled, made falsehoods or omitted facts that if provided to the Manager, the Company would not have been accepted, and if partial or full funding has been made, payback of proceeds will be immediately required. If payback is not made within 30 days, the collateral securing the Revenue Participation Certificate shall be forfeited.

          (iii) In the event Participant is unable or refuses to cure or pay the Royalty Revenue Payments, then Manager shall take appropriate legal action with regard to protecting its Royalty Interest Holders as stated herein and in the Securitization Agreement.

          (iv) In the event of the establishment of misappropriation, conversion or falsified records by Participant, Manager shall take action without notice.

7. Books and Records. Participant agrees to maintain complete and accurate books and records for their own account and those of its stockholders.

     a. Participant agrees to provide to Manager audited financial statements as required herein.

     b. Manager shall have the right of audit at its own costs with reasonable notice.

                                      6                                 ________
                                                                        Initial

8. Assignability: Neither Party may transfer or assign any of its rights or obligations under this Agreement without the written consent of the other, which consent shall not be unreasonably withheld.

9. Notices. All notices or other communications required or desired to be sent to either party shall be in writing and sent by registered or certified mail, postage prepaid, return receipt requested, or by telex or telegram, charges prepaid to the following addresses:


        If to the Fund:

        Address 30025 Alicia Parkway, PMB 158
        City/State/Zip Code Laguna Niguel, CA, U.S., 92677
        Tel. 949-457-9515
        Fax. 949-305-9177
        Attn: Helen Gibbel Painter, President


        If to Participant:

        Address 11 Knob Oak Drive
        City/State/Zip Code Henderson, Nevada 89052
        Tel. 702 492-7721 Fax. 702 492-7728
        Attn: Richard Ham, President

     Either party may change its address and/or the address of its attorney by notice in writing to the other party.

10. Applicable Law and Dispute Resolution.

     This Agreement shall be governed by and construed in accordance with the laws of the State of California. In the event that it becomes necessary to enforce or interpret the terms of this Agreement, the parties agree to resolve such a dispute by arbitration in accordance with the rules of the American Arbitration Association, County of Orange, State of California, United States of America.

11. Further Documents.

     Each party hereto agrees to promptly execute any and all further documents and to undertake such further acts as may be necessary or appropriate to effectuate the terms of this Agreement and agrees that it will cooperate with the other party to effectuate the intention of this Agreement.

12. Counterparts/Facsimile.

     This Agreement may be executed in counterparts and all parties shall deem each such Counterpart the equivalent of any original thereof upon the execution of this Agreement. Facsimile signatures shall be considered as original.

                                      7                                 ________
                                                                        Initial

13. Binding Effect.

     This Agreement is and shall be binding upon the parties, their successors and assigns. The undersigned warrant that they are authorized to execute this Agreement on behalf of their respective parties.

14. Severability.

     In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal, or unenforceable, had never been contained herein.

15. Integration

     This Agreement represents the entire understanding between the parties hereto with respect to the subject matter hereof and this Agreement supersedes all previous representations, understandings, or agreements, oral or written, between the parties with respect to the subject matter hereof and may not be amended except in writing.

     IN WITNESS WHEREOF, the parties hereto enter into this agreement as of the date and year first written above.

     "Participant"

     Millenium Holding Group, Inc.

     By:___________________________________ Dated:____________
        Richard Ham, President

Signature below by an authorized officer of Manager, together with the appropriate Reservation Fee being paid, indicate the Units stated herein are deemed reserved.

Pacific Charter Financial Services             Pargro Performance TM Fund
Corporation                                                (In formation)

By:______________________________________      By:_____________________________
   Alan Painter, Chairman & CEO                 Helen Gibbel Painter, President
                                                of Pacific Charter Financial
                                                Services Corporation, as Manager

                                   SCHEDULE 1
                                   Definitions

REVENUE PARTICIPATION CERTIFICATE A debt instrument requiring the repayment of principal and interest.

ROYALTY INTEREST That portion of a Revenue Participation Certificate designated as the interest payment.

                                   SCHEDULE 2

                          COLLATERAL AND SECURITIZATION
                                (See Section III)

     Participant shall agree to provide the following as collateral to secure the Royalty Revenue Interest as shown below. Documentation to be delivered within Ten (10) days from signature to the Collateral Securitization Agreement.

     2. The collateral shall be $15 million or three times the proceeds received from the Fund.

          a. Preferred Shared: Based upon Participant's current market price of $2.25 per share, the collateral for this transaction shall be One Million (1,000,000 ) Preferred shares Authorized, there being only one class of Preferred stock. Each Preferred share shall be convertible to Seven and one-half (7.5) shares of common stock.

               (i) The Preferred shares shall be convertible at the option of the holder upon default.

               (iii)The Fund shall be placed in the First preferential  position ahead of any and all debt and maintained in such position until paid in full.

               (iii)Participant   hereby   agrees  to  maintain   the  level  of
                    collateral of three (3) times the proceeds received, which shall be revised annually from the date funds are received..